UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2024
Arbutus Biopharma Corporation
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34949	98-0597776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Veterans Circle Warminster, Pennsylvania	18974
(Address of principal executive offices)	(Zip Code)

(267) 469-0914
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	ABUS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2016 Omnibus Share and Incentive Plan

On May 22, 2024, Arbutus Biopharma Corporation (the “Company”) held its 2024 Annual General and Special Meeting of Shareholders (the “Meeting”). At the Meeting, the Company’s shareholders, upon the recommendation of the Company’s Board of Directors, approved an amendment (the “Plan Amendment”) to the Company’s 2016 Omnibus Share and Incentive Plan, as supplemented and amended (the “2016 Plan”), to (a) increase the aggregate number of common shares authorized for issuance under the 2016 Plan by 9,500,000 common shares and (b) increase the aggregate number of common shares that may be issued pursuant to incentive stock options granted under the 2016 Plan by 9,500,000 common shares. Summaries of the 2016 Plan and the Plan Amendment are set forth in the Company’s Management Proxy Circular and Proxy Statement for the Meeting filed with the Securities and Exchange Commission on April 10, 2024 (the “Proxy Statement/Circular”). Those summaries and the above descriptions of the 2016 Plan and Plan Amendment do not purport to be complete and are qualified in their entirety by reference to the 2016 Plan and Plan Amendment, which are filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Meeting, the shareholders voted and: (1) elected each of the Company’s nominees for director; (2) approved the Plan Amendment; (3) approved, by non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement/Circular; and (4) approved the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s shareholders at the Meeting.

Proposal 1.	To elect the seven director nominees named in the Proxy Statement/Circular each to serve until the 2025 Annual General Meeting of Shareholders or until his or her qualified successor has been duly elected or appointed:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Frank Torti, M.D.	116,514,685	6,089,738	24,915,140
Michael J. McElhaugh	110,465,378	12,139,045	24,915,140
Daniel Burgess	110,133,889	12,470,534	24,915,140
Richard C. Henriques	109,654,719	12,949,704	24,915,140
Keith Manchester, M.D.	105,954,077	16,650,346	24,915,140
James Meyers	110,186,534	12,417,889	24,915,140
Melissa V. Rewolinski, Ph.D.	111,055,063	11,549,360	24,915,140

Proposal 2.	To approve an amendment to the 2016 Plan to (a) increase the aggregate number of common shares authorized for issuance thereunder by 9,500,000 common shares and (b) increase the aggregate number of common shares that may be issued pursuant to incentive stock options granted thereunder by 9,500,000 common shares:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
83,549,096	38,905,589	149,738	24,915,140

Proposal 3.	To approve, by non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement/Circular:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
99,284,557	13,548,318	9,771,548	24,915,140

Proposal 4.	To approve the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
146,351,847	648,515	519,201	—

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Arbutus Biopharma Corporation 2016 Omnibus Share and Incentive Plan, as supplemented and amended.
104	Cover page interactive data file (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2024

ARBUTUS BIOPHARMA CORPORATION

By:	/s/ David C. Hastings
Name:	David C. Hastings
Title:	Chief Financial Officer